UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2014 (November 17, 2014)

ZS Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36489	26-3305698
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

508 Wrangler Drive, Suite 100 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 700-0240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 17, 2014, ZS Pharma, Inc. (the “Company”) issued a press release announcing that it presented detailed results from HARMONIZE (ZS004), its second positive Phase 3 clinical trial of ZS-9 (sodium zirconium cyclosilicate) for the treatment of hyperkalemia, at the late-breaking Clinical Science Special Reports Session of the American Heart Association Scientific Sessions. Hyperkalemia is a life threatening condition characterized by abnormally high concentrations of potassium in the blood (serum K+ >5.1 mEq/L). The press release also announced that the study results were simultaneously published in The Journal of the American Medical Association. A copy of the press release, which includes additional detail on the HARMONIZE (ZS004) results, is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated November 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZS PHARMA, INC.

Date: November 17, 2014	By:	/s/ Todd Creech
Todd Creech
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated November 17, 2014